Exhibit 10.1

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is entered into as of November 8, 2011, by and among WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the arranger and administrative agent (“Agent”) for the Lenders (as defined in the hereinafter defined Credit Agreement), the Lenders party hereto, USA MOBILITY, INC., a Delaware corporation (“Parent”), ARCH WIRELESS, INC., a Delaware corporation (“Arch”), USA MOBILITY WIRELESS, INC., a Delaware corporation (“Wireless”) and AMCOM SOFTWARE, INC., a Delaware corporation (“Amcom”; Parent, Arch, Wireless and Amcom are collectively, the “Borrowers” and individually, a “Borrower”).

WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 3, 2011 (as amended, modified or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, Borrowers have requested that Agent and the Lenders amend the Credit Agreement in certain respects, subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 5 of this Amendment and in reliance upon the representations and warranties set forth in Section 6 of this Amendment, the Credit Agreement is hereby amended as follows:

(a) The recitals to the Credit Agreement are hereby amended by amending and restating the first sentence of the second paragraph of the Credit Agreement in its entirety as follows:

Amcom, Agent and certain Lenders are party to that certain Credit Agreement dated as of March 3, 2008 (as previously amended, the “Original Credit Agreement”).

(b) Section 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make advances (“Advances”) to Borrowers in an amount at any one time outstanding not to exceed such Lender’s Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver Amount less the Letter of Credit Usage at such time, and (ii) the Credit Amount at such time less the sum of the Letter of Credit Usage at such time. All of the “Advances” (as defined in the Original Credit Agreement) outstanding on the Closing Date shall constitute Advances hereunder. On the First Amendment Effective Date, pursuant to Section 2.2, the aggregate outstanding principal balance of the Term Loan in the amount of $20,750,000 shall be converted into, and become, Advances hereunder.

(c) Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

2.2 Conversion of Term Loans to Advances.

On the Original Closing Date, the Lenders party to the Credit Agreement on the Original Closing Date made term loans to Amcom in the aggregate principal amount of $14,000,000. On the Fourth Amendment Effective Date, the Lenders party to the Credit Agreement on the Fourth Amendment Effective Date made additional term loans to Amcom in an aggregate principal amount equal to the Additional Term Loan Amount. On the Closing Date (before giving effect to the additional term loan described below and made on the Closing Date) the aggregate outstanding principal balance of the term loan made on the Original Closing Date and the additional term loans made on the Fourth Amendment Effective Date was $27,750,000 (such term loans, collectively, the “Original Term Loan”). On the Closing Date, the Lenders party to the Credit Agreement on the Closing Date made additional term loans to Borrowers in an aggregate principal amount equal to the Second Additional Term Loan Amount, which additional term loans were added to and became part of the Original Term Loan (the Original Term Loan, as increased by the additional term loans made on the Closing Date, collectively, the “Term Loan”). After making such additional term loans in the aggregate principal amount equal to the Second Additional Term Loan Amount, the outstanding principal balance of the Term Loan on the Closing Date was $42,500,000. On the First Amendment Effective Date (before giving effect to the conversion of the Term Loan to Advances described below to occur on the First Amendment Effective Date), the aggregate outstanding principal balance of the Term Loan was $20,750,000. On the First Amendment Effective Date, the aggregate outstanding principal balance of the Term Loan shall be converted to Advances such that, after giving effect to such conversion, the aggregate outstanding principal balance of the Term Loan shall be $0 and an amount equal to $20,750,000 shall constitute outstanding Advances hereunder. For the avoidance of doubt, as of the First Amendment Effective Date, after giving effect to the conversion described in the preceding sentence, no borrowings of term loans shall be permitted hereunder and all of the Obligations with respect to the Term Loan shall be deemed to have been converted into Obligations with respect to Advances.

(d) Section 2.3(d)(ii) of the Credit Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

Any contrary provision of this Agreement notwithstanding, the Lenders hereby authorize Agent or Swing Lender, as applicable, and either Agent or Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally, continue to make Advances (including Swing Loans) to Borrowers notwithstanding that an Overadvance exists or thereby would be created, so long as (A) after giving effect to such Advances, the sum of the outstanding Revolver Usage at such time does not exceed the Credit Amount by more than $2,000,000, and (B) after giving effect to such Advances, the outstanding Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Maximum Revolver Amount.

(e) Section 2.4(d)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) Credit Amount. If, at any time, (A) the sum of the outstanding Revolver Usage on such date exceeds (B) the Credit Amount (such excess being referred to as the “Credit Amount Excess”), then Borrowers shall immediately prepay the Obligations in accordance with Section 2.4(e)(i) in an aggregate amount equal to the Credit Amount Excess.

(f) Section 2.4(d)(vi) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(vi) [Intentionally omitted].

(g) Section 2.4(e) of the Credit Agreement is hereby amended by (i) deleting the reference to “, or 2.4(d)(vi)” set forth in clause (ii) thereof, (ii) deleting the “,” immediately following the reference to “Section 2.4(d)(ii)” and (iii) adding the word “and” immediately before the reference to “2.4(d)(iv)” set forth in clause (ii) thereof.

(h) Section 2.11(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) the Letter of Credit Usage would exceed the Credit Amount less the outstanding amount of Advances, or

(i) Section 3.3 of the Credit Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

This Agreement shall continue in full force and effect for a term ending on September 3, 2015 (the “Maturity Date”).

(j) Section 4.20 of the Credit Agreement is hereby amended by inserting the words “as set forth on Schedule 4.20,” immediately prior to the words “as otherwise permitted under Section 5.5”.

(k) Section 6.9(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c) So long as no Default or Event of Default exists or would be caused thereby, Parent may (i) declare and pay dividends of up to $23,000,000 (the “Maximum Dividend Amount”) in any fiscal year of Parent and (ii) repurchase Stock of Parent up to an aggregate amount not to exceed in any fiscal year of Parent the sum of (A) $7,500,000 plus (B) the Maximum Dividend Amount less the aggregate amount of dividends paid in such fiscal year in accordance with clause (i) hereof so long as after giving effect to any such repurchase, the sum of Excess Availability plus Qualified Cash exceeds $25,000,000; and

(l) Section 6.11 of the Credit Agreement is hereby amended by amending and restating the last sentence thereof in its entirety as follows:

Notwithstanding the foregoing, Subsidiaries of Parent that are CFCs or Subsidiaries of CFCs shall not be required to enter into a Control Agreement with respect to any Deposit Account or Securities Account and such CFCs or Subsidiaries of CFCs shall not permit the aggregate amount of funds in Deposit Accounts and Securities Accounts to exceed $600,000 at any time.

(m) Section 7(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c) [Intentionally omitted].

(n) Section 14.1(a)(xi) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(xi) change the definition of Maximum Revolver Amount, Credit Amount, Additional Term Loan Amount or Second Additional Term Loan Amount.

(o) Schedule 1.1 to the Credit Agreement is hereby amended by deleting the defined terms “Borrowing Base”, “Borrowing Base Certificate”, “Borrowing Base Excess”, and “Excess Cash Flow” in their entirety.

(p) Schedule 1.1 to the Credit Agreement is hereby further amended by inserting the following new defined terms in their appropriate alphabetical order:

“Credit Amount” means, as of any date of determination, the result of (i) Maintenance Fee Revenues for the 12-month period most recently ended for which Borrowers have delivered to Agent monthly financial statements in accordance with Section 5.1 times (ii) two.

“Credit Amount Certificate” means a certificate in the form of Exhibit B-1 to the Agreement.

“Credit Amount Excess” has the meaning specified therefor in Section 2.4(d)(i).

“First Amendment Effective Date” means November 8, 2011.

“Maximum Dividend Amount” has the meaning specified therefor in Section 6.9(c).

(q) The defined terms “Base Rate”, “Base LIBOR Rate”, “Base Rate Margin”, “LIBOR Rate Margin”, “Maximum Revolver Amount”, and “Original Closing Date” set forth on Schedule 1.1 to the Credit Agreement are hereby amended and restated in their entirety as follows:

“Base LIBOR Rate” means the rate per annum rate appearing on Bloomberg L.P.’s (the “Service”) Page BBAM1/(Official BBA USD Dollar Libor Fixings) (or on any successor or substitute page of such Service, or any successor to or substitute for such Service) 2 Business Days prior to the commencement of the requested Interest Period, for a term and in an amount comparable to the Interest Period and the amount of the LIBOR Rate Loan requested (whether as an initial LIBOR Rate Loan or as a continuation of a LIBOR Rate Loan or as a conversion of a Base Rate Loan to a LIBOR Rate Loan) by Borrowers in accordance with the Agreement, which determination shall be conclusive in the absence of manifest error.

“Base Rate” means the greatest of (a) the Base LIBOR Rate (which rate shall be calculated based upon an Interest Period of 3 months and shall be determined on a daily basis), plus 1 percentage point, (b) the Federal Funds Rate plus  1/2%, and (c) the rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its “prime rate”, with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate.

“Base Rate Margin” means 3.25 percentage points.

“LIBOR Rate Margin” means 3.25 percentage points.

“Maximum Revolver Amount” means $40,000,000, as such amount may be decreased in accordance with Section 2.4(c).

“Original Closing Date” means March 3, 2008.

(r) The defined term “Permitted Acquisition” set forth on Schedule 1.1 to the Credit Agreement is hereby amended by replacing the “$10,000,000” set forth in clause (e) thereof with “$25,000,000”, inserting the word “and” at the end of clause (i) thereof, replacing the “, and” at the end of clause (j) thereof with “.” and deleting clause (k) thereof in its entirety.

(s) The defined term “Permitted Indebtedness” set forth on Schedule 1.1 to the Credit Agreement is hereby amended by (a) replacing the “$5,000,000” set forth in clause (j) thereof with “$10,000,000” and (b) replacing the “$2,500,000” set forth in clause (j) thereof with “$5,000,000”.

(t) Schedule C-1 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

(u) Schedule 4.1(b) to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit B attached hereto.

(v) Schedule 4.6(b) to the Credit Agreement is hereby amended by deleting the address set forth below “Commtech Wireless Pty Ltd” and replacing it with “130 Main Street, Osborne Park, Perth, Western Australia 6017”.

(w) Schedule 4.7(b) to the Credit Agreement is hereby amended and restated in its entirety as follows:

Schedule 4.7(b)

[Intentionally omitted].

(x) Schedule 4.13(a) to the Credit Agreement is hereby amended by deleting the text set forth below “Trademarks” and replacing it with the text set forth in Exhibit C attached hereto.

(y) Schedule 4.15 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit D attached hereto.

(z) A new Schedule 4.20 to the Credit Agreement is hereby inserted in its appropriate place as a schedule to the Credit Agreement in the form set forth on Exhibit E attached hereto.

(aa) Schedule 5.1 to the Credit Agreement is hereby amended by replacing the reference to “Borrowing Base Certificate” set forth in clause (a) thereof with a reference to “Credit Amount Certificate”.

(bb) Schedule 5.2 to the Credit Agreement is hereby amended by deleting the reference to “, and (D) a report as to Excess Cash Flow for the applicable year” set forth in clause (d) thereof.

(cc) Exhibit B-1 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit F attached hereto.

3. Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

4. Reaffirmation and Confirmation. Each Borrower hereby reaffirms its obligations under the Loan Documents executed and delivered by it prior to the date hereof in connection with the Credit Agreement.

5. Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

(a) Each party hereto shall have executed and delivered this Amendment to Agent;

(b) Agent shall have received the Consent and Reaffirmation attached hereto executed by each Guarantor;

(c) Agent shall have received the Third Amended and Restated Fee Letter, in form and substance satisfactory to Agent, executed by each Borrower;

(d) Agent shall have received (i) a copy of resolutions in form and substance reasonably satisfactory to Agent of the board of directors (or equivalent authority) of each Borrower authorizing the execution, delivery and performance of this Amendment and the other Loan Documents entered into in connection herewith, and (ii) a copy of the certificate of incorporation, bylaws, and other applicable corporate documents relating to such Borrower and all amendments thereto, certified in the case of formation documents by the Secretary of State of its jurisdiction of incorporation as of a recent date, and, in each case with respect to the items set forth in the foregoing clauses (i) and (ii), certified by the Secretary of such Borrower;

(e) Agent shall have received the executed legal opinion of Latham & Watkins LLP with respect to Borrowers, which shall cover such matters incident to the transactions contemplated by this Amendment as Agent may reasonably require and each Borrower hereby authorizes and directs such counsel to deliver such opinions to Agent and Lenders; and

(f) No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

6. Representations and Warranties. In order to induce Agent to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders, both before and after giving effect to this Amendment:

(a) After giving effect to this Amendment, the representations and warranties of Parent or its Subsidiaries contained in Section 4 of the Credit Agreement or in the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date));

(b) No Default or Event of Default has occurred and is continuing as of the First Amendment Effective Date; and

(c) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

7. Miscellaneous.

(a) Governing Law. THE VALIDITY OF THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

(b) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

(c) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

8. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower and each Guarantor, on behalf of itself and its successors, assigns, and other legal representatives (Borrowers, Guarantors and all such other Persons being hereinafter referred to collectively as the “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

USA MOBILITY, INC., a Delaware corporation

By:	/s/ Vincent D. Kelly
Name:	Vincent D. Kelly
Title:	President and Chief Executive Officer

ARCH WIRELESS, INC., a Delaware corporation

By:	/s/ Vincent D. Kelly
Name:	Vincent D. Kelly
Title:	President and Chief Executive Officer

USA MOBILITY WIRELESS, INC., a Delaware corporation

By:	/s/ Vincent D. Kelly
Name:	Vincent D. Kelly
Title:	President and Chief Executive Officer

AMCOM SOFTWARE, INC., a Delaware corporation

By:	/s/ Vincent D. Kelly
Name:	Vincent D. Kelly
Title:	President and Chief Executive Officer

S-1

Signature Page to First Amendment to Amended and Restated Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, as Agent and the sole Lender

By:	/s/ John T. Leonard
Name:	John T. Leonard
Title:	Managing Director

S-2

Signature Page to First Amendment to Amended and Restated Credit Agreement

EXHIBIT A TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT

AGREEMENT

Schedule C-1

Commitments

Lender	Revolver Commitment	Term Loan Commitment*	Total Commitment
Wells Fargo Capital Finance, LLC	$40,000,000.00	$0	$40,000,000.00
All Lenders	$40,000,000.00	$0	$40,000,000.00

*	On the First Amendment Effective Date, the then aggregate outstanding principal balance of the Term Loan was converted to Advances under the Revolver Commitment.

A-1

EXHIBIT B TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Schedule 4.1(b)

Capitalization of Borrowers

As of 6/30/11, 75,000,000 common shares have been authorized. 22,104,254 common shares have been issued and are outstanding. No preferred shares have been authorized or issued.

Parent is a publicly traded company listed on the NASDAQ national market. As of 6/30/11, Parent’s issued and outstanding common shares are owned of record as shown in Schedule 4.1(b)-1.

Schedule 4.1(b)-1

Parent Institutional Owners of Record

[see attached]

Schedule 4.1(b)-1

Parent Institutional Owners of Records

Schedule 4.1(b)-1

Parent Institutional Owners of Records

Schedule 4.1(b)-1

Parent Institutional Owners of Records

Schedule 4.1(b)-1

Parent Institutional Owners of Records

EXHIBIT C TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT

AGREEMENT

Schedule 4.13(a)

Trademarks

Inactive Trademarks

EXHIBIT D TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT

AGREEMENT

Schedule 4.15

Deposit Accounts and Securities Accounts

Amcon Software, Inc.

Name of Institutions	Account Number	Branch Address	Description of Account
Wells Fargo Bank, NA	4121679351	Attn. Michael Lebens	Operating
		MAC N9307-013, 7900 Xerxes Ave. So.
		Bloomington, MN 55431

Wells Fargo Bank, NA	4121679369	Attn. Michael Lebens	Flex Plan
		MAC N9307-013, 7900 Xerxes Ave. So.
		Bloomington, MN 55431

Wells Fargo Bank, NA	4121701452	Attn. Michael Lebens	Depository
		MAC N9307-013, 7900 Xerxes Ave. So.
		Bloomington, MN 55431

Wells Fargo Bank, NA	4121715437	Attn. Michael Lebens	Payroll
		MAC N9307-013, 7900 Xerxes Ave. So.
		Bloomington, MN 55431

Wells Fargo Bank, NA	7776005030	Attn. Michael Lebens	GBP Account
		MAC N9307-013, 7900 Xerxes Ave. So.
		Bloomington, MN 55431

Wells Fargo Bank, NA	7776005022	Attn. Michael Lebens	EURO Account
		MAC N9307-013, 7900 Xerxes Ave. So.
		Bloomington, MN 55431

Commtech Wireless Pty Ltd

Name of Institutions	Account Number	Branch Address	Description of Account
National Australian Bank	COMMTUSD03	Attn. Ilce Popovski	US$ Account
48 Howe Street
Osborne Park, WA 6017

National Australian Bank	086-420-46-293-755	Attn. Ilce Popovski	Operating
48 Howe Street
Osborne Park, WA 6017

USA Mobility, Inc.

Name of Institutions	Account Number	Branch Address	Description of Account
Wachovia	2000022980122	1900 Chain Bridge Road	Checking
		McLean, VA 22102

Wachovia	26737411	1900 Chain Bridge Road	Investment
		McLean, VA 22102

USA Mobility Wireless, Inc.

Name of Institutions	Account Number	Branch Address	Description of Account
JP Morgan Global Liquidity	5028184	395 N. Service Rd., 3rd Floor	Investment
		Melville, NY 11747

Mellon Bank	58378	135 Santilli Highway	Concentration
		Mail Zone 026-0028
		Everett, MA 02149

Mellon Bank	245496	135 Santilli Highway	ACH & Wires
		Mail Zone 026-0028
		Everett, MA 02149

Mellon Bank	299944	135 Santilli Highway	Lockbox
		Mail Zone 026-0028
		Everett, MA 02149

Mellon Bank	301752	135 Santilli Highway	Returns
		Mail Zone 026-0028
		Everett, MA 02149

Mellon Bank	561061	135 Santilli Highway	Credit Cards
		Mail Zone 026-0028
		Everett, MA 02149

Mellon Bank	561088	135 Santilli Highway	Credit Cards
		Mail Zone 026-0028
		Everett, MA 02149

Mellon Bank-Pittsburgh	0001274222	500 Ross Street	Lockbox
		Room 154-1360
		Pittsburgh, PA 15262-0001

Mellon Bank-Pittsburgh	0001274249	500 Ross Street	Lockbox Returns
		Room 154-1360
		Pittsburgh, PA 15262-0001

Mellon Bank-Pittsburgh	1005786	500 Ross Street	Mellon internal act
		Room 154-1360	Used for lockbox
		Pittsburgh, PA 15262-0001	billing activity

Name of Institutions	Account Number	Branch Address	Description of Account
Wachovia	2000001102028	10401 Deerwood Park Blvd,	Depository
		Bldg. 1, 3rd Fl/FL 0117
		Jacksonville, FL 32256

Wachovia	2000001102578	10401 Deerwood Park Blvd,	Concentration
		Bldg. 1, 3rd Fl/FL 0117
		Jacksonville, FL 32256

Wachovia		10401 Deerwood Park Blvd,
	2000007819098	Bldg. 1, 3rd Fl/FL 0117	Insurance Trust
		Jacksonville, FL 32256

Wachovia	2000010482140	10401 Deerwood Park Blvd,
		Bldg. 1, 3rd Fl/FL 0117	401 K
		Jacksonville, FL 32256

Wachovia	2020000338006	10401 Deerwood Park Blvd,	Government ACH
		Bldg. 1, 3rd Fl/FL 0117
		Jacksonville, FL 32256

Wachovia	2079900067949	10401 Deerwood Park Blvd,	Payroll
		Bldg. 1, 3rd Fl/FL 0117
		Jacksonville, FL 32256

Wachovia	2079920010772	10401 Deerwood Park Blvd,	Refund
		Bldg. 1, 3rd Fl/FL 0117
		Jacksonville, FL 32256

Wachovia	2079900562907	10401 Deerwood Park Blvd,	Accounts Payable
		Bldg. 1, 3rd Fl/FL 0117
		Jacksonville, FL 32256

Wachovia	2000059297817	10401 Deerwood Park Blvd,	Lockbox
		Bldg. 1, 3rd Fl/FL 0117
		Jacksonville, FL 32256

Wachovia	2000059297862	10401 Deerwood Park Blvd,	Lockbox Returns
		Bldg. 1, 3rd Fl/FL 0117
		Jacksonville, FL 32256

Wachovia	2000059299996	10401 Deerwood Park Blvd,	Master
		Bldg. 1, 3rd Fl/FL 0117
		Jacksonville, FL 32256

Wachovia	2000059300115	10401 Deerwood Park Blvd,	ACH/NCO
		Bldg. 1, 3rd Fl/FL 0117
		Jacksonville, FL 32256

Wachovia Investment	24016545	301 College Street, 8th Floor	Investment
		Charlotte, NC 28288

Wachovia Investment	27268127	301 College Street, 8th Floor	2009 LTIP Div & Int
		Charlotte, NC 28288

Wachovia, Wells Fargo, NA	28946572	301 College Street, 8th Floor	Amcom 2014 LTIP
		Charlotte, NC 28288

Wachovia LOC	Acct Number 86966	191 Peachtree Street	Letter of Credit
	5000000045390	Atlanta, Ga 30303	Travelers
	SM204469		Causality Surety
	5150175006-75

Wachovia, Wells Fargo, NA	2000059299158	1753 Pinnacle Drive	GTES Headquarters
		McLean, Va. 22102

UBS Financial Services	101-WA-258641- 000	One North Wacker Drive Ste 2500 Chicago, IL 60606	Guarantor CP 72213 K9

UBS Financial Services	101-WA-258641- 000	One North Wacker Drive Ste 2500 Chicago, IL 60606	LOC - Okaloosa County CP 72213 K9

Metrocall Ventures, Inc

Name of Institutions	Account Number	Branch Address	Description of Account
Wachovia Bank	2000041503438	10401 Deerwood Park Blvd,	Checking
		Bldg. 1, 3rd Floor
		Jacksonville, FL 32256

EXHIBIT E TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Schedule 4.20

Payment of Taxes

With respect to the jurisdictions and taxes set forth in the table below, these jurisdictions and taxes represent potential tax contingencies of Amcom. With respect to Illinois and Canada, the Borrowers have received notice of audit and are responding diligently as required by Section 4.20 of the Credit Agreement. With respect to the remaining jurisdictions and tax types the Borrowers will diligently and, in good faith, work to resolve these tax contingencies through negotiation with the respective jurisdictions. As of September 30, 2011 and through the First Amendment Effective Date, the Borrowers have provided such reserves or other appropriate provisions in its financial statements to cover these tax contingencies as required by GAAP and Section 4.20 of the Credit Agreement.

Jurisdiction	Tax

Arizona	Sales
California	Sales
Colorado	Sales
Illinois	Sales
iowa	Income & Sales
Maryland	Income & Sales
Massachusetts	Sales
North Carolina	Income
Ohio	Income & Sales
Tennessee	Sales
Texas	Sales
Virginia	Sales
Canada	Income

E-1

EXHIBIT F TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT B-1

FORM OF CREDIT AMOUNT CERTIFICATE

Wells Fargo Capital Finance, LLC

One Boston Place, Suite 1800

Boston, Massachusetts 02108

Attn: Technology Finance Manager

The undersigned, USA Mobility, Inc. (“Parent”), pursuant to Schedule 5.1 of that certain Amended and Restated Credit Agreement dated as of March 3, 2011 (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the “Credit Agreement”), entered into among Parent, Arch Wireless, Inc. (“Arch”), USA Mobility Wireless, Inc. (“USMO”), Amcom Software, Inc. (“Amcom”; Parent, Arch, USMO and Amcom are collectively, “Borrowers” and each, a “Borrower”), the lenders signatory thereto from time to time and Wells Fargo Capital Finance, LLC, a Delaware limited liability company as the arranger and administrative agent (in such capacity, together with its successors and assigns, if any, in such capacity, “Agent”), hereby certifies to Agent that the following items, calculated in accordance with the terms and definitions set forth in the Credit Agreement for such items are true and correct, and that Borrowers are in compliance with and, after giving effect to any currently requested Advances, will be in compliance with, the terms, conditions, and provisions of the Credit Agreement

All initially capitalized terms used in this Credit Amount Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

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Effective Date of Calculation:

A.	Credit Amount Calculation

	1.	Maintenance Fee Revenue		$

	2.	Credit Amount (Item 1 times two)			$

	3.	Availability calculation

		a.	(i) Maximum Revolver Amount	$

			(ii) Letter of Credit Usage	$

			(iii) outstanding Advances	$

			(iv) Item 3.a.(i) minus Item 3.a.(ii) minus Item 3.a.(iii)	$

		b.	(i) Credit Amount	$

			(ii) Letter of Credit Usage	$

			(iii) outstanding Advances	$

			(iv) Item 3.b.(i) minus Item 3.b.(ii) minus Item 3.b.(iii)	$

		c.	lesser of Item 3.a. and 3.b.		$

B.	Letters of Credit Calculation

	1.	Maximum L/C amount			$

	2.	L/Cs permitted under Credit Amount

		a.	Credit Amount (from Section A, Item 2)	$

		b.	Amount of current outstanding Advances	$

		c.	Item 2.a. minus Item 2.b.		$

	3.	L/Cs permitted under Maximum Revolver Amount

		a.	Maximum Revolver Amount	$

		b.	Amount of current outstanding Advances	$

		c.	Item 3.a. minus Item 3.b.		$

4.	Letter of Credit Usage plus the amount of any proposed Letters of Credit	$

5.	No L/C Availability if Item 4 is greater than Item 1, Item 2.c. or Item 3.c.	$

Additionally, the undersigned hereby certifies and represents and warrants to the Lender Group on behalf of Borrowers that (i) as of the date hereof, each representation or warranty contained in or pursuant to any Loan Document, any agreement, instrument, certificate, document or other writing furnished at any time under or in connection with any Loan Document, and as of the effective date of any advance, continuation or conversion requested above is true and correct in all material respects (except to the extent any representation or warranty expressly related to an earlier date), (ii) each of the covenants and agreements contained in any Loan Document have been performed (to the extent required to be performed on or before the date hereof or each such effective date), (iii) no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur after giving effect to the request above, and (iv) all of the foregoing is true and correct as of the effective date of the calculations set forth above and that such calculations have been made in accordance with the requirements of the Credit Agreement.

USA MOBILITY, INC., as a Borrower

By:	/s/ Vincent D. Kelly
Name:	Vincent D. Kelly
Title:	President and Chief Executive Officer

CONSENT AND REAFFIRMATION

Each of the undersigned (each a “Guarantor” and collectively the “Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Amended and Restated Credit Agreement (terms defined therein and used, but not otherwise defined herein, shall have the meanings assigned to them therein); (ii) consents to each Borrower’s execution and delivery thereof; (iii) agrees to be bound by the Amendment (including, without limitation, Section 8 thereof); (iv) affirms that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the obligations of Borrowers to Agent (for the benefit of the Lender Group) pursuant to the terms of that certain General Continuing Guaranty dated as of March 3, 2011 (as amended, restated, supplemented or otherwise modified, the “Guaranty”) executed by such Guarantor in favor of Agent; and (v) reaffirms that the Guaranty shall continue to remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantors understand that Agent and Lenders have no obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in the Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to the Amendment and (ii) nothing in the Credit Agreement, the Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of such Amendment.

METROCALL VENTURES, INC.

By:	/s/ Vincent D. Kelly
Name:	Vincent D. Kelly
Title:	President and Chief Executive Officer

GTES, LLC

By:	/s/ Vincent D. Kelly
Name:	Vincent D. Kelly
Title:	President and Chief Executive Officer

Consent and Reaffirmation

PAGING NETWORK CANADIAN HOLDINGS, INC.

By:	/s/ Vincent D. Kelly
Name:	Vincent D. Kelly
Title:	President and Chief Executive Officer

Consent and Reaffirmation